Exhibit 10.2

EIGHTH AMENDMENT TO CREDIT AGREEMENT

EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of July 8, 2014, among Walter Energy, Inc., a Delaware corporation (the “U.S. Borrower”), Western Coal ULC, an unlimited liability corporation existing under the laws of the Canadian province of British Columbia, Walter Energy Canada Holdings, Inc., a corporation existing under the laws of the Canadian province of British Columbia (together with the U.S. Borrower and Western Coal ULC, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the lenders party hereto as a Lender or Additional Lender of Revolving Commitment Increases (in such capacity, each a “2014 Revolving Commitment Increase Lender”) and Morgan Stanley Senior Funding, Inc., as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2011 (as amended by the First Amendment to Credit Agreement dated as of January 20, 2012, as further amended by the Second Amendment to Credit Agreement dated as of August 16, 2012, as further amended by the Third Amendment to Credit Agreement dated as of October 29, 2012, as further amended by the Fourth Amendment to Credit Agreement dated as of  March 21, 2013, as further amended by the Fifth Amendment to Credit Agreement dated as of  July 23, 2013, as further amended by the Sixth Amendment to Credit Agreement dated as of March 17, 2014, as further amended by the Seventh Amendment to Credit Agreement dated as of July 7, 2014 and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, in accordance with Section 2.14(d) of the Credit Agreement, the U.S. Borrower has delivered a notice to the Administrative Agent requesting that each 2014 Revolving Commitment Increase Lender make a Revolving Commitment Increase in an aggregate principal amount of $61,200,000.00;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, this Eighth Amendment shall establish the 2014 Revolving Commitment Increase on the 2014 Incremental Facility Closing Date (each as defined below);

WHEREAS, this Eighth Amendment is an “Incremental Amendment” as defined in and for purposes of the Credit Agreement;

NOW, THEREFORE, it is agreed:

I.             Terms of the Revolving Commitment Increase.

1.     The U.S. Borrower confirms and agrees that it has requested to establish a new tranche of Revolving Loan Commitments (the “2014 Revolving Commitment Increase”) in the aggregate principal amount of $61,200,000.00 from the 2014 Revolving Commitment Increase Lenders in accordance with Section 2.14 of the Credit Agreement and herein, effective on the 2014 Incremental Facility Closing Date.

2.     Pursuant to Section 2.14 of the Credit Agreement, each 2014 Revolving Commitment Increase Lender, the Borrowers and the Administrative Agent acknowledge and agree that the 2014 Revolving Commitment Increase provided pursuant to this Eighth Amendment shall constitute Revolving Loan Commitments under the Credit Agreement, and shall have terms identical to the 2017 Revolving Loan Commitments except as set forth herein.

3.     Each 2014 Revolving Commitment Increase Lender agrees, except as set forth herein, that (i) effective on and at all times after the 2014 Incremental Facility Closing Date, in addition to all Revolving Loan Commitments of such Lender (if any) outstanding prior to the 2014 Incremental Facility Closing Date, such 2014 Revolving Commitment Increase Lender will be bound by all obligations of a Lender under the Credit Agreement in respect of the 2014 Revolving Commitment Increase in the amount set forth on Schedule A hereto and (ii) on the 2014 Incremental Facility Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section II.6 of this Eighth Amendment, such 2014 Revolving Commitment Increase Lender will provide the 2014 Revolving Commitment Increase in the aggregate principal amount set forth opposite its name on Schedule A attached hereto and to fund Revolving Loans in the amount of such 2014 Revolving Commitment Increase Lender’s 2014 Incremental Revolving Loan Commitment, in accordance with the terms and subject to the conditions set forth herein. On the 2014 Incremental Facility Closing Date, each 2014 Revolving Commitment Increase Lender which was not a Lender prior to the 2014 Incremental Facility Closing Date will become a Lender for all purposes of the Credit Agreement and be bound by all obligations of a Lender under the Credit Agreement in respect of the 2014 Revolving Commitment Increase in the amount set forth on Schedule A hereto.

4.     The 2014 Revolving Commitment Increase Lenders will not acquire or otherwise share in any participations under the Credit Agreement in outstanding Letters of Credit or Swingline Loans. Any Borrowing of Revolving Loans from the 2014 Revolving Commitment Increase Lenders shall be of a separate Class and Tranche of Revolving Loans.

II.            Miscellaneous Provisions.

1.     In order to induce the 2014 Revolving Commitment Increase Lenders to enter into this Eighth Amendment and in accordance with Section 2.14 of the Credit Agreement, the Borrowers hereby represent and warrant that:

(a)           both at the time of request of the 2014 Revolving Commitment Increase and as of the 2014 Incremental Facility Closing Date, no Default or Event of Default exists, both before and immediately after giving effect to this Eighth Amendment; and

(b)           both at the time of request of the 2014 Revolving Commitment Increase and as of the 2014 Incremental Facility Closing Date, all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Eighth Amendment, with the same effect as though such representations and warranties had been made on and as of the 2014 Incremental Facility Closing Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

2.     This Eighth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit

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Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein.

3.     By executing and delivering a counterpart hereof, the Borrowers and each Subsidiary Guarantor hereby acknowledge and agree that all Loans made pursuant to the 2014 Revolving Commitment Increase shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

4.     This Eighth Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

5.     THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.     The amendments set forth in this Eighth Amendment shall become effective on the date (the “2014 Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied or waived by the applicable party:

(a)           both at the time of request of the 2014 Revolving Commitment Increase and as of the 2014 Incremental Facility Closing Date, no Default or Event of Default exists, both before and immediately after giving effect to this Eighth Amendment;

(b)           both at the time of request of the 2014 Revolving Commitment Increase and as of the 2014 Incremental Facility Closing Date, all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Eighth Amendment, with the same effect as though such representations and warranties had been made on and as of the 2014 Incremental Facility Closing Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c)           the Borrowers, the Subsidiary Guarantors, the Administrative Agent and each 2014 Revolving Commitment Increase Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the attention of Katherine Lim of White & Case LLP (facsimile number: 212-354-8113 / e-mail address: klim@whitecase.com);

(d)           the U.S. Borrower is in compliance with the financial covenant set forth in Section 10.08 of the Credit Agreement, determined on a Pro Forma Basis as of June 30, 2014, as if Loans pursuant to the 2014 Revolving Commitment Increase had been outstanding on June 30, 2014;

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(e)           (i) the purchase agreement for the Permitted First Lien Notes in an aggregate principal amount equal to at least $275,000,000, shall have been entered into by the U.S. Borrower and the representative of the initial purchasers, (ii) such purchase agreement shall be reasonably satisfactory to the 2014 Revolving Commitment Increase Lenders, (iii) such purchase agreement shall not have been amended, waived, modified or otherwise terminated, and (iv) arrangements satisfactory to the Administrative Agent shall have been made so that immediately after giving effect to the funding of any Revolving Loans by the 2014 Revolving Commitment Increase Lenders, proceeds of the issuance of the Permitted First Lien Notes shall be applied to permanently terminate the 2014 Revolving Commitment Increase;

(f)            the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due;

(g)           prior to the funding of Revolving Loans by the 2014 Revolving Commitment Increase Lenders, the Administrative Agent shall have received (A) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, other managers or general partner of each Subsidiary Guarantor (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Eighth Amendment and the performance of the Credit Agreement and the other Credit Documents, in each case as modified by this Eighth Amendment, certified as of the 2014 Incremental Facility Closing Date by an Authorized Officer of each Subsidiary Guarantor as being in full force and effect without modification or amendment and (B) good standing certificates for each Borrower for each jurisdiction in which such Borrower is organized; and

(h)           prior to the funding of Revolving Loans by the 2014 Revolving Commitment Increase Lenders, the Administrative Agent shall have received from Simpson Thacher & Bartlett LLP, counsel to the Borrowers, executed legal opinions covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent.

7.     The U.S. Borrower is further deemed to be certifying, and the execution by an Authorized Officer of the U.S. Borrower hereto constitutes such certification, as to the satisfaction of the conditions set forth in clauses (a), (b) and (d) of Section II.6 hereof.

8.     This Eighth Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

9.     From and after the 2014 Incremental Facility Closing Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by each of the amendments effected on such respective dates, as the context may require.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Eighth Amendment to be duly executed and delivered as of the date first above written.

WALTER ENERGY, INC.

By:	/s/ William G. Harvey
Name: William G. Harvey
Title: Executive Vice President, Chief Financial Officer

WESTERN COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY CANADA HOLDINGS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

PINE VALLEY COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0541237 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY HOLDINGS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BLUE CREEK SALES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

J.W. WALTER, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

JIM WALTER RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

TUSCALOOSA RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER COKE, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER LAND COMPANY

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER MINERALS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

WALTER NATURAL GAS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER CANADIAN COAL PARTNERSHIP,
by its managing partner, Walter Canadian Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

CAMBRIAN ENERGYBUILD HOLDINGS ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WILLOW CREEK COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WILLOW CREEK COAL PARTNERSHIP,
by its managing partner, Willow Creek Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER CANADIAN COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL PARTNERSHIP,
by its managing partner, Wolverine Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BRULE COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BRULE COAL PARTNERSHIP,
by its managing partner, Brule Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent, and a 2014 Revolving Commitment Increase Lender

By:	/s/ James R. Person
Name: James R. Pearson
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Walter Energy Credit Agreement]

Schedule A

2014 Revolving Commitment Increase Lender	2014 Revolving Commitment Increase
Morgan Stanley Senior Funding, Inc.	$61,200,000.00